AUGUST 16, 2000 SUPPLEMENT TO
	 ICON FUNDS PROSPECTUS AND STATEMENT OF ADDITIONAL
		   INFORMTATION DATED JANUARY 20, 2000

I. CHANGES MADE IN RESPONSE TO CHANGES IN S&P SECTOR/INDUSTRY CLASSIFICATION

Standard & Poor's ("S&P") recently changed its Global Industry Classification Standard revising sectors and industries in the respective sectors. Since the ICON Funds were formed using a value-based strategy focused primarily on industry rotation using industries and companies comprising the Standard & Poors SuperComposite 1500 Index, these changes needed to be addressed. In response to the S&P changes, on August 14, 2000, the ICON Funds Board of
Trustees: renamed six of the funds; eliminated two funds that have never been opened; and instructed that an amendment to the ICON Funds registration statement be made to adjust industries for the respective funds in accordance with the S&P changes.

	A. Name Changes:

        		Old Name                              New Name

ICON Basic Materials Fund                ICON Materials Fund
ICON Consumer Cyclicals Fund             ICON Consumer Discretionary Fund
ICON Financial Services Fund             ICON Financial Fund
ICON Technology Fund                     ICON Information Technology Fund
ICON Transportation Fund                 ICON Industrials Fund
ICON Leisure Fund                        ICON Leisure and Consumer Staples Fund

	B. Elimination of Two Funds:

ICON Capital Goods Fund and ICON Consumer Staples Fund have been eliminated as series of ICON Funds. Shares of these funds are no longer available for sale.

	C. Changes to be Made in Near Future:

It is anticipated that an amendment to the ICON Funds registration statement reflecting the S&P changes and incorporating current audited financial information will be filed with the Securities and Exchange Commission at the end of November 2000. It is also anticipated that the amendment will become effective by the end of January 2001. In the meantime, the various funds will be managed in a manner reflecting the S&P changes to the extent consistent with prior sector/industry listings.

II. ADDITIONAL PORTFOLIO MANAGER

Dr. Nicholas G. Azari is a portfolio manager for the Advisor and a member of the Investment Committee. He previously obtained a PhD in Electrical Engineering from Cornell University. Dr. Azari began his investment career in 1994, and has been an assistant portfolio manager and analyst for two investment firms prior to joining Meridian in September 1999.

III. SECRETARY

Page 16 of the Statement of Additional Information should reflect that Deborah Zele Urtz has been appointed Secretary to the Trust. She also serves as Chief Compliance Officer of the Advisor, Financial and Operations Principal of Meridian Clearing Corporation, the principal underwriter of the Funds. Ms. Urtz has 14 years experience in the securities industry in operations and compliance.